                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.

Robert R. Fortune
Chairman and President                                          February 5, 2000

Dear Shareholder:

     I am pleased to enclose the Annual Report of Independence Square Income Securities, Inc. for the year ended December 31, 1999.

     Our Fund earned $1.29 per share from net investment income in 1999 compared to $1.30 per share in 1998. As you will recall, in recent years several higher coupon bonds were called and the proceeds invested at a lower coupon. However, as the Adviser's Letter indicates, purchases of higher yielding non-investment grade bonds were made in 1999 to enhance earnings.

     Dividends from net investment income declared in 1999 amounted to $1.30 per share compared to $1.32 per share in 1998. However, a long-term capital gain distribution of $0.02 per share was paid in addition to a $0.09 per share dividend from net investment income received by you in January 2000. The entire January 2000 distribution is taxable in 1999.

     The accompanying Investment Adviser's Report provides a comparison of our Fund's performance to a key index and other closed-end bond funds on a total return basis.

     I trust you have received my letter of December 10, 1999 explaining your Board of Director's decision to approve an Agreement and Plan of Reorganization between Independence Square Income Securities, Inc. and BlackRock Funds(TM). This Agreement and Plan is subject to approval of the shareholders and, shortly, you should receive a copy of these documents along with a proxy statement. Footnote G to the accompanying financial statements provides more information on this Agreement, which the Directors believe is appropriate in view of the increasing difficulty in maintaining the level of the Fund's dividend. I hope you will read with care the material you receive and vote in favor of the proposed Agreement and Plan of Reorganization.

                                              Yours sincerely,

                                            /s/ Robert R. Fortune
                                              Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

     The Fund continued to add non-investment grade (or "high yield") corporate bonds during 1999, as we believed that sector offered good relative value and had the potential to enhance the income earning capacity of the portfolio. This strategy contributed to the Fund's outperformance versus its peer group during the year. In 1999, the high yield market as measured by the Lehman High Yield Index, significantly outperformed investment grade corporate bonds. Investment returns are shown in the table below:

                                                          TOTAL RETURNS AS OF DECEMBER 31, 1999:
                                                                                  ANNUALIZED
                                                                         -----------------------------
                                                    QUARTER    1 YEAR    2 YEARS    3 YEARS    5 YEARS
                                                    -------    ------    -------    -------    -------
Independence Square Income Securities*............   0.34%     -0.53%     3.33%      5.91%      8.34%
Lehman Corporate Bond Index.......................   0.04%     -1.96%     3.18%      5.48%      8.18%
Lipper Corporate Investment Grade Funds Avg.......   0.12%     -1.54%     2.47%      5.31%      8.01%
  ISIS Rank/No. of Funds..........................    7/16       5/16      4/16       3/16       4/16
  ISIS Percentile.................................     42%        30%       24%        18%        24%

---------------
Source:  Lipper Analytical Services, Inc.

* The cumulative total returns are based on the net asset values on the first and last day of the periods presented and assume (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at the net asset value next determined after each ex-dividend date in the period.

     The U.S. economy sustained its growth during the past twelve months, as U.S. exports and manufacturing continued to rebound. Additionally, consumer strength remains an important contributor to economic growth as low unemployment and rising incomes fuel domestic demand. After lowering interest rates three times in the second half of 1998, and despite inflation concerns as measured by the Consumer Price Index and Producer Price Index remaining relatively benign, the Federal Reserve adopted a tightening bias and raised its target for the Federal funds rate from 4.75% to 5.50% between June and November 1999. As indicated in the chart below, U.S. Treasury yields rose dramatically during 1999, primarily due to the constant threat of inflation in response to the strong economic data and the market's uncertainty over the Fed's policy throughout the year. Recently, a weaker dollar, higher commodity prices and strong gains in the U.S. and European equity markets have depressed overall demand for fixed income securities.

     U.S. Treasury yields:

                                                              12/31/98    12/31/99    CHANGE
                                                              --------    --------    ------
2-year Treasury Note........................................   4.53%       6.42%       1.89%
5-year Treasury Note........................................   4.54%       6.56%       2.02%
10-year Treasury Note.......................................   4.65%       6.66%       2.01%
30-year Treasury Bond.......................................   5.09%       6.60%       1.51%

     We believe that the U.S. economy will continue to exhibit strong growth and that consumer confidence and spending will accelerate. These factors heighten the possibility of higher inflation; accordingly, we anticipate that the Fed will tighten 25-50 basis points at the February FOMC meeting.

January 28, 2000                  BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                                          COST           VALUE
----------                                                                     -----------    -----------
                 U.S. TREASURY NOTES 2.5%
$  410,000       U.S. Treasury Note, 6.125%, 8/15/2007.......................  $   424,839    $   399,864
   400,000       U.S. Treasury Note, 4.75%, 11/15/2008.......................      363,362        352,859
                                                                               -----------    -----------
                 TOTAL U.S. TREASURY NOTES...................................      788,201        752,723
                                                                               -----------    -----------
                 U.S. AGENCY OBLIGATIONS 9.1%
   900,000       Federal National Mortgage Association, 7.50%, 8/01/2006.....      927,968        891,066
 1,880,000       Federal Home Loan Bank Discount Notes, 1.50%, 1/03/2000.....    1,879,843      1,879,843
                                                                               -----------    -----------
                 TOTAL U.S. AGENCY OBLIGATIONS...............................    2,807,811      2,770,909
                                                                               -----------    -----------
                 BONDS AND OTHER DEBT OBLIGATIONS 88.4%
   500,000       BankAmerica, 9.50%, 4/01/2001...............................      497,265        515,295
   550,000       Calpine Corp., 9.250%, 2/01/2004............................      555,500        556,875
 1,000,000       Cleveland Electric Illuminating, 9.00%, 7/01/2023...........    1,061,810        986,302
 1,000,000       Comerica Bank, 8.375%, 7/15/2024............................      983,750        982,699
 1,000,000       Delta Airlines, Inc., 9.25%, 3/15/2022......................    1,141,490      1,054,202
   500,000       Federal Express, 9.625%, 10/15/2019.........................      551,345        519,835
   500,000       First Chicago NBD Corp., 8.875%, 3/15/2002..................      503,660        516,726
   500,000       First Union Corp., 8.00%, 8/15/2009.........................      498,965        499,418
 1,000,000       Ford Motor Credit Co., 9.14%, 12/30/2014....................      997,660      1,056,428
 1,000,000       Golden Northwest Aluminum First Mortgage Notes, 12.00%,
                  12/15/2006.................................................    1,036,250      1,050,000
   300,000       GTE California, Inc., 8.07%, 4/15/2024......................      322,233        291,437
1,000,000..      Gulf States Utilities 8.70%, 4/01/2024......................    1,057,420        993,363
   500,000       Harris Bancorp, 9.375%, 6/01/2001...........................      493,285        513,113
   250,000       Horton (D.R.), Inc. Co. Guarantee Notes, 10.00%,
                  4/15/2006..................................................      257,500        252,500
 1,000,000       Hydro-Quebec, 8.875%, 3/01/2026.............................    1,195,260      1,107,670
 1,000,000       Jersey Central Power and Light, 8.45%, 3/24/2025............    1,026,150      1,006,760
 1,000,000       Lyondell Chemical Co., 10.875%, 5/01/2009...................    1,010,000      1,030,000
   800,000       New York State Electric & Gas Corp., 9.875%, 5/01/2020......      793,000        818,000
 1,000,000       News America Holdings, 9.50%, 7/15/2024.....................    1,178,140      1,127,820
 1,040,000       Nextel Communications, Inc., Sr. Discount Notes, 10.125%,
                  1/15/2004..................................................    1,045,500      1,063,400
 1,000,000       Nextlink Communications, Inc. Sr. Notes, 12.50%,
                  4/15/2006..................................................    1,065,000      1,080,000
     4,860     + Participation in Asset Exchange, 7.00%, 12/01/2020..........        4,861          4,861
   500,000       Penney (J.C.) & Company, 8.25%, 8/15/2022...................      497,445        450,000
 1,000,000       RBF Finance Co., 11.375%, 3/15/2009.........................    1,051,875      1,075,000
 1,000,000       Reynolds (R.J.) Tobacco Holdings, Inc., 7.375%, 5/15/2003...      980,890        938,750

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                                          COST           VALUE
----------                                                                     -----------    -----------
$  200,000       Sinclair Broadcast Group Sr. Sub. Notes, 10.00%,
                  9/30/2005..................................................  $   205,250    $   199,000
   500,000       Sonic Automotive, Inc., 11.00%, 8/01/2008...................      481,250        492,500
 1,000,000       TCI Communications, 8.75%, 2/15/2023........................      957,060      1,015,380
 1,000,000       Time Warner Entertainment, Inc., 8.375%, 7/15/2033..........      990,210      1,036,970
 1,000,000       U.S. West, 8.875%, 6/01/2031................................    1,060,720      1,048,230
   450,000       United Air Lines, 9.21%, 1/21/2017..........................      522,329        490,500
 1,000,000       Veritas DGC, Inc., 9.75%, 10/15/2003........................    1,023,750      1,012,500
 1,000,000       Virginia Electric & Power Corp. Series B, 8.625%,
                  10/01/2024.................................................    1,014,120      1,013,210
   500,000       Waterford Gaming L.L.C./Waterford Gaming Finance Corp. Sr.
                 Notes, 9.50%, 3/15/2010.....................................      491,250        492,500
   500,000       Zurich Capital Trust 1, 8.376%, 6/01/2037...................      483,735        488,996
                                                                               -----------    -----------
                 TOTAL BONDS AND OTHER DEBT OBLIGATIONS......................   27,035,928     26,780,240
                                                                               -----------    -----------
                 TOTAL INVESTMENTS 100.0%....................................  $30,631,940*   $30,303,872
                                                                               ===========    ===========

---------------
+ Non-income producing.
* Aggregate cost for federal income tax purposes at December 31, 1999 was $30,631,940. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows: excess of value over tax cost $349,136; excess of tax cost over value $(677,204).

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
  Investments, at value (cost -- $30,631,940)...............  $30,303,872
  Cash......................................................       10,701
  Accrued interest receivable...............................      693,492
  Receivable from investment adviser........................       33,468
                                                              -----------
    Total Assets............................................   31,041,533
                                                              -----------
LIABILITIES
  Dividend payable..........................................      200,503
  Accrued expenses..........................................       54,498
                                                              -----------
    Total Liabilities.......................................      255,001
                                                              -----------
NET ASSETS applicable to 1,822,752 capital shares
  outstanding, $0.10 par value (Authorized 10,000,000
  shares)...................................................  $30,786,532
                                                              ===========
NET ASSET VALUE PER SHARE ($30,786,532 / 1,822,752
  shares)...................................................  $     16.89
                                                              ===========

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest...........................  $ 2,628,371
                                     -----------
Expenses
  Fees
    Investment adviser.............      116,817
    Directors and officers.........       32,503
    Custodian......................       21,500
    Transfer agent.................       22,000
    Legal and audit................       49,899
  Taxes(other than income).........        2,500
  Printing.........................       18,396
  Insurance........................        2,274
  Miscellaneous....................       18,223
                                     -----------
         Total expenses............      284,112
                                     -----------
Net investment income..............  $ 2,344,259
                                     ===========
REALIZED AND UNREALIZED GAIN(LOSS) ON
  INVESTMENTS
Net realized gain on investment
  securities.......................  $    34,367
                                     -----------
Unrealized
  appreciation(depreciation) of
  investments:
  Beginning of year................    2,018,276
  End of year......................     (328,068)
                                     -----------
  Decrease in unrealized
    appreciation...................   (2,346,344)
                                     -----------
  Net realized and unrealized loss
    on investments.................   (2,311,977)
                                     -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS........  $    32,282
                                     ===========

                       STATEMENT OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31

                                                                 1999           1998
                                                              -----------    -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $ 2,344,259    $ 2,381,701
    Net realized gain from security transactions............       34,367        167,192
    Decrease in unrealized appreciation of investments......   (2,346,344)      (165,310)
                                                              -----------    -----------
      Net increase(decrease) in net assets resulting from
       operations...........................................       32,282      2,383,583
  Dividends to shareholders:
    From net investment income ($1.30 in 1999 and $1.32 in
     1998)..................................................   (2,371,538)    (2,403,446)
    From net realized gains ($.02 in 1999 and $.09 in
     1998)..................................................      (34,495)      (167,146)
    Net asset value of shares issued in reinvestment of
     dividends (2,241 shares in 1998).......................            0         40,841
                                                              -----------    -----------
      Total (decrease) in net assets........................   (2,373,751)      (146,168)
NET ASSETS
  Beginning of year.........................................   33,160,283     33,306,451
                                                              -----------    -----------
  End of year (including undistributed net investment income
    of $11,742 in 1999 and $39,021 in 1998).................  $30,786,532    $33,160,283
                                                              ===========    ===========

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                              FINANCIAL HIGHLIGHTS
          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED DECEMBER 31
                                               -----------------------------------------------
                                                1999      1998      1997      1996      1995
                                                ----      ----      ----      ----      ----
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year...........  $ 18.19   $ 18.30   $ 17.85   $ 18.77   $ 16.58
                                               -------   -------   -------   -------   -------
  Net Investment Income......................     1.29      1.30      1.36      1.40      1.38
  Net Gains (Losses) on Securities (realized
     and unrealized).........................    (1.27)       --      0.56     (0.94)     2.19
                                               -------   -------   -------   -------   -------
       Total From Investment Operations......     0.02      1.30      1.92      0.46      3.57
                                               -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Dividends (from net investment income).....    (1.30)    (1.32)    (1.38)    (1.38)    (1.38)
  Dividends (from net realized gains)........    (0.02)    (0.09)    (0.09)       --        --
                                               -------   -------   -------   -------   -------
       Total Distributions...................    (1.32)    (1.41)    (1.47)    (1.38)    (1.38)
                                               -------   -------   -------   -------   -------
Net Asset Value, End of Year.................  $ 16.89   $ 18.19   $ 18.30   $ 17.85   $ 18.77
                                               =======   =======   =======   =======   =======
Per Share Market Value, End of Year..........  $ 15.50   $17.875   $ 17.75   $ 16.25   $ 17.25
                                               =======   =======   =======   =======   =======
Total Investment Return, based on market
  value(1)...................................   (4.52%)    7.88%    19.22%     3.72%    22.71%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (in 000's).........  $30,787   $33,160   $33,306   $32,495   $34,163
  Ratio of Expenses to Average Net Assets....    0.88%     0.76%     0.79%     0.68%     0.76%
  Ratio of Net Investment Income to Average
     Net Assets..............................    7.30%     7.11%     7.52%     7.80%     7.64%
  Portfolio Turnover Rate....................      21%       10%       20%       33%       22%

------------------

(1) See Note F.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

A. Independence Square Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Significant accounting policies are as follows: Investments are carried at value in the accompanying financial statements (See Note D). Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Premiums and discounts on bonds held for investment are not amortized for financial reporting or federal income tax purposes. For federal income tax purposes, discounts on original issue bonds are amortized over the life of the issue. No provision is made for federal taxes as it is the Fund's policy to continue to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders which will relieve it from all or substantially all federal income and excise taxes. Dividends payable are recorded on the ex-dividend and record date. Interest income is recorded on an accrual basis.

    The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B. Under Agreements among the Fund, PNC Bank, National Association (PNC Bank), and BlackRock Institutional Management Corporation ("BIMC", formerly known as PNC Institutional Management Corporation), an indirect majority-owned subsidiary of PNC Bank, BIMC manages the Fund's portfolio and serves as its administrative agent. The Fund pays BIMC, as investment adviser, an annual fee of .20% of the Fund's average net assets and 2% of the Fund's gross income.

    BIMC has agreed to reimburse the Fund to the extent that the aggregate expenses borne by the Fund in any fiscal year, exclusive of brokerage commissions, interest and taxes, exceed 1 1/2% of average net assets up to $30,000,000 and 1% of any excess. No such fee reimbursement was necessary during the year ended December 31, 1999.

C. Purchases and sales of investment securities other than short term obligations for the year ended December 31, 1999 were $8,003,920 and $6,225,310, respectively.

D. Values for securities listed on a national securities exchange are based on the latest quoted sale prices on December 31, 1999. Securities not so listed or not traded on that date are valued at their most recent quoted bid prices or at prices determined by investment bankers or brokers. Short-term obligations are valued at amortized cost, which approximates market value.

E.  At December 31, 1999, net assets consisted of:

Paid-in capital.............................................  $31,102,858
Undistributed net investment income.........................       11,742
Net unrealized depreciation of investments..................     (328,068)
                                                              -----------
Total.......................................................  $30,786,532
                                                              ===========

F. The "Total Investment Return" is based on a purchase (or sale) at the market price on the first (or last) day of the period assuming (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at prices obtained by the Fund's Automatic Dividend Investment Plan.

G. The Board of Directors of the Fund has approved an Agreement and Plan of Reorganization by and between the Fund and BlackRock Funds(SM) subject to approval by the stockholders of the Fund at a special meeting of stockholders. In the proposed Reorganization, all of the assets and liabilities of the Fund will be transferred to the High Yield Bond Portfolio of BlackRock Funds(SM) in exchange for Series B Investor Shares of the High Yield Bond Portfolio. The Fund will distribute the Series B Investor Shares to the stockholders of the Fund. A holder of shares in the Fund will receive Series B Investor Shares of the High Yield Bond Portfolio with the same aggregate net asset value as the ISIS shares held by the stockholder immediately before the transaction. The Reorganization is expected to be a tax-free reorganization.

    The Reorganization is expected to occur in the second quarter of 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Independence Square Income Securities, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Independence Square Income Securities, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 21, 2000

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.

                 SUMMARY OF THE FUND'S DIVIDEND INVESTMENT PLAN

     The Fund has an Automatic Dividend Investment Plan which permits participating shareholders to receive income dividends and capital gain distributions ("Distributions") in additional shares of the Fund's Common Stock. A shareholder may elect to participate in the Plan by completing an Authorization Form. Under the Plan, the number of shares allocated to a shareholder's account in the Plan is determined generally as follows: (i) if the net asset value ("NAV") per share on the Determination Date is higher than the market value per share, shares are purchased on the open market and allocated to each Participant based on the average cost per share, including brokerage commissions; and (ii) if the NAV per share on the Determination Date is equal to or lower than the market price, shares are issued by the company based on NAV on the Payment Date, subject to certain adjustments. Shareholders will receive confirmations of Distributions transactions. Distributions of dividend income and capital gain are treated as being realized for tax purposes, even though received in additional shares of Common Stock rather than cash. The Fund presently pays the costs of participating in the Plan other than brokerage commissions, although Participants may be charged for extra services requested by them in connection with the Plan. The Plan may be modified at any time by the Fund upon 30-days' prior notice to shareholders. Participants may terminate participation in the Plan at any time on 15-days' prior notice, and will receive certificates for shares held in their accounts and cash for any fractional share. Additional information about the Automatic Dividend Investment Plan and an Authorization Form may be obtained by writing: Wilmington Trust Company, Rodney Square North, Wilmington, Delaware 19890, Attention: Corporate Trust Department.

--------------------------------------------------------------------------------
                     INDEPENDENCE SQUARE INCOME SECURITIES,
                                      INC.
                               One Aldwyn Center
                              Villanova, PA 19085
                                 (610) 964-8882

                               BOARD OF DIRECTORS
                  ROBERT R. FORTUNE       G. WILLING PEPPER
                 LANGHORNE B. SMITH    DAVID R. WILMERDING, JR.

                                    OFFICERS
                   ROBERT R. FORTUNE, Chairman and President
                 EDWARD J. ROACH, Vice President and Treasurer
                           GARY M. GARDNER, Secretary

                               INVESTMENT ADVISER
                            BLACKROCK INSTITUTIONAL
                             MANAGEMENT CORPORATION
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                                 TRANSFER AGENT
                                   PFPC INC.
                                 P.O. Box 8950
                              Wilmington, DE 19899
                                 (800) 852-4750
                           (302) 791-2748 (Delaware)

--------------------------------------------------------------------------------
                                                                INDEPENDENCE
                                                                      SQUARE
                                                                      INCOME
                                                                 SECURITIES,
                                                                        INC.
                                                               Annual Report
                                                             to Shareholders
                                                           December 31, 1999